Exhibit 99.1

Comerica Incorporated Morgan Stanley US Financials Conference February 2-3, 2010 Beth Acton Chief Financial Officer John Killian Chief Credit Officer

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 25 U.S. bank holding companies Largest bank with corporate headquarters in Texas $59 billion in assets Founded over 160 years ago Major lines of business: Major markets include: Continued investments in growth markets Strong capital position California Arizona Michigan Texas Florida At December 31, 2010 Business Bank Retail Bank Wealth & Institutional Management

Comerica Key Differentiators Relationships are Priority One Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus Emphasis on having a clear understanding of our customers and their banking needs Natural entry point to cross-sell other services Credit management Consistent credit standards Exposure limits Relationship banking strategy: originate and hold Size Wide array of products and services Community bank feel Conservative investment strategy MBS1 investment portfolio (AAA-rated and liquid) No off-balance sheet structures Deposit focus Average noninterest-bearing deposits2 grew $1.2B in 4Q09 New and enhanced products Controlling expenses and workforce carefully Quality of capital is solid Main Street Bank 1MBS: Mortgage-backed security 2 Excludes Financial Services Division balances

Fourth Quarter 2009 Results Analysis of 4Q09 compared to 3Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits 2 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures Credit quality improved, consistent with outlook Nonperforming assets declined $13 million Inflow to nonaccrual slowed by $95 million, to $266 million Net credit-related charge-offs declined to $225 million, from $239 million in 3Q09 Provision for loan losses declined to $257 million, compared to $311 million in 3Q09 Net interest margin of 2.94%, a 26 basis point increase Excluding impact of excess liquidity, net interest margin would have been 3.07% Higher-cost time deposits matured and loan spreads increased Average core deposits1 increased $935 million Average noninterest-bearing deposits grew $1.2 billion Average earning assets decreased $3.6 billion Average loans declined $2.0 billion, compared to a $2.9 billion decline in 3Q09 $1.6 billion decrease in average other earning assets, primarily Federal Reserve Bank deposits and investment securities Expenses well controlled Full-year noninterest expenses decreased 6% over last year 8% reduction in workforce from a year ago Strong capital ratios further enhanced Tangible common equity ratio2 of 7.99%

Loan Growth Post-Recession Comerica Commercial and Consumer Lending Activity New commitments: 1Q09: $1.39 Billion 2Q09: $1.58 Billion 3Q09: $1.61 Billion 4Q09: $1.65 Billion Renewed commitments: 1Q09: $4.22 Billion 2Q09: $8.58 Billion 3Q09: $10.20 Billion 4Q09: $8.11 Billion Recessionary periods noted by gray shaded areas C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

Growing Core Deposits 4Q09 average core deposits1 of $36.7B, a $935MM or 3% increase Avg. noninterest-bearing deposits grew $1.2B or 9% Money market and NOW deposits increased $1.0B Higher-cost customer CDs declined $1.3B 4Q09 average core deposits: Increased in Texas, Western and Florida markets Stable in Midwest market Increased in all commercial lines of business Average Noninterest-Bearing Deposits $ in billions; 4Q09 vs 3Q09 1Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits $3 $6 $9 $12 $15 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Avg Noninterest-bearing FSD DDA

Net Interest Margin 4Q09 net interest margin of 2.94% reflected: + Higher-cost time deposits matured + Noninterest-bearing deposit growth + Loan spread improvement + Lower excess liquidity Excess liquidity position: Average $2.5B 4Q09 ($3.5B 3Q09) Resulted from strong deposit growth and weak loan demand Negative impact on 4Q09 margin was approximately 13 basis points Excess liquidity represented by deposits held at the Federal Reserve Bank. 1This outlook is provided as of January 21, 2010. 2.53% 2.73% 2.68% 2.94% 0.13% 3.15-3.25% 1 0.08% 0.08% 0.16% 2.81% 2.61% 3.07% 2.84% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 1Q09 2Q09 3Q09 4Q09 2010 Forecast Reported Net Interest Margin Impact of Excess Liquidity

A Leaner, More Efficient Company Workforce reduced by about 850 Positions or 8% (12/31/09 vs. 12/31/08) Period-end figures Banking Centers Headcount (FTE) 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 200 250 300 350 400 450 Full-time Equivalent Employees Banking Centers

Credit Quality $308MM $913MM $313MM $988MM $259MM $1,022MM Provision for Credit Losses Allowance for Credit Losses 1.89% 2.19% 2.34% Allowance for loan losses to total loans 78% 80% 83% Allowance for loan losses to nonperforming loans $225MM 2.10% 4Q09 $239MM 2.14% 3Q09 $248MM 2.08% Net credit-related charge-offs1 to average total loans 2Q09 1 Includes net loan charge-offs and net charge-offs on lending-related commitments Net charge-offs declined from 3Q09, as expected Commercial real estate charge-offs declined $29MM from 3Q09 Reserve build continued, but at a slower pace with provision for credit losses exceeding net credit-related charge-offs by $34MM

Credit Quality $7,379MM $8,250MM $7,730MM Total Watch list loans1 $419MM $361MM $266MM Nonperforming assets inflow $101MM $1,292MM 3.06% 4Q09 $161MM $1,305MM 2.99% 3Q09 $210MM Loans past due 90 days or more and still accruing $1,230MM 2.64% Nonperforming assets to total loans and foreclosed property 2Q09 Nonperforming assets declined by $13MM Inflow to nonaccrual slowed by $95MM Watch list loans1 decreased $520MM Foreclosed property relatively stable at $111MM 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans

Nonaccrual Loans December 31, 2009: $1,163 million By Line of Business Period-end balances in $ millions (MM) 1 Reflects office of origination Average carrying value of 56% (44% write-down) reflects current appraisals Reserves taken in excess of charge offs to reflect slow recovery Included in nonperforming assets: $18MM in Reduced Rate loans $5MM in Troubled Debt Restructurings (TDRs) Foreclosed Property of $111MM Accruing TDRs total $11MM No nonaccrual loans Held-For-Sale Sold $10MM in nonperforming loans Commercial Real Estate $647MM 56% Middle Market $217MM 19% Small Business Banking $109MM 9% Global Corp Banking $49MM 4% Other Business Lines $141MM 12%

4Q09 NPAs as % of Total Loans and Foreclosed Property At December 31, 2009 Peer Source: Company Reports Nonperforming Assets (NPA) as reported by company Nonperforming Asset Comparison Peer Average: 5.46% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% MTB USB CMA PNC BBT FITB KEY RF STI MI HBAN ZION

Net Charge-Off History Represents annualized quarterly figures Peer Source: 2Q08 through 3Q09 - SNL Financial; 4Q09 - Company Reports Net Charge-Offs to Average Total Loans 0.90% 1.04% 2.08% 2.14% 2.10% 1.26% 0.85% 3.10% 1.25% 1.18% 2.86% 1.88% 2.60% 2.88% 0.00% 0.75% 1.50% 2.25% 3.00% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Total CMA Peer Group Average

Residential Real Estate Development Period-end balances in $millions Reduced Residential Real Estate Development exposure by $1.2B since 6/08 Geographic breakdown: Western 46% Florida 16% Texas 16% Michigan 13% Other 9% 54% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $226MM at 12/31/09 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 30-Jun-08 30-Sep-08 31-Dec-08 30-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 Single Family Residential - Land Carry/Development

Commercial Real Estate Line of Business Net Charge Offs By Location of Property By Project Type $millions RE: Real Estate Residential: Single Family, Residential Land Carry and Land Development Other Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial $57 $59 $74 $108 $91 $62 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Residential Other Commercial Not Secured by RE $57 $59 $74 $108 $91 $62 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Western Midwest Florida Texas Other Not Secured by RE

Tier 1 Capital Ratio Regulatory defined “well-capitalized” threshold Impact of preferred stock (CPP): 348bps *December 31, 2009 Tier 1 Capital is estimated 8.98% 8.82% 8.39% 7.32% 7.45% 7.40% 8.02% 7.75% 12.46% 12.21% 11.58% 11.06% 10.66% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09* Tier 1 Capital US Treasury Capital Purchase Program (CPP)

Tangible Common Equity Ratio* Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION Peer Source: 3Q08 through 3Q09 - SNL Financial; 4Q09 - Company Reports *Non-GAAP Financial Measure: See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures **4Q09 Peer group excludes PNC as results were not yet available 7.60% 7.21% 7.27% 7.55% 7.96% 7.99% 6.36% 6.08% 5.87% 4.92% 4.74% 5.37% 0% 3% 6% 9% 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09** Peer Group Average Comerica

Texas Market: Prepared for Growth Established: 1988 Largest bank with corporate headquarters in TX Increased TX workforce Average deposits up 16% since FY07 National Specialty groups include: Heavy Equipment Energy Ranked #2 in the US by State GDP1 More Fortune 500 headquarters than any other state Diverse economy Unemployment 8.3% as of 12/31/092 Home prices relatively stable3 1Source: Bureau of Economic Analysis 2Source: Bureau of Labor Statistics 3FHFA Purchase Only Home Price Index TX Banking Centers and Period Avg Deposits ($Bn) 61 68 79 87 90 0 10 20 30 40 50 60 70 80 90 2005 2006 2007 2008 2009 $2 $3 $4 $5 TX Banking Centers Deposits

Western Market: Positioned for Recovery California ranked #1 in the US by State GDP1 Seeing signs of stability in home prices Comerica California Economic Activity Index up 12% from cycle low Established: 1991 31% of Comerica’s loans2 28% of Comerica’s deposits2 Average Deposits up 11% since FY05 National Specialty groups include: Technology and Life Sciences Entertainment Financial Services Division 1Source: Bureau of Economic Analysis 22009 Full-Year Average Western Banking Centers and Period Avg Deposits excl. FSD ($Bn) 61 75 91 108 114 0 20 40 60 80 100 120 2005 2006 2007 2008 2009 $6 $7 $8 $9 $10 Western Banking Centers Deposits

Michigan Market: Performance through Economic Headwinds Established: 1849 #1 in deposit market share1 37% of Comerica loans2 Full-Year 2009 NCO rate of 2.07% despite economic backdrop National Specialty groups include: National Dealer Services Health Care Waste Management Unemployment continues to exert economic pressure Major automotive restructuring continues Comerica Michigan Business Activity Index up 9% from cycle low 1Source: FDIC 22009 Full-Year Average 65% Decrease Automotive Mfg Outstandings ($Bn) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Dec '05 Dec '06 Dec '07 Dec '08 Dec '09

2010 Full-Year Outlook Low single-digit period-end loan growth Loan demand to lag economic recovery by several quarters Investment securities portfolio to remain at year-end 2009 level Net interest margin between 3.15% and 3.25% Based on no increase in the Federal Funds rate Continued improvement in loan pricing, lower funding costs and a lower level of excess liquidity Net credit-related charge-offs between $775MM and $825MM Provision for credit losses to be slightly in excess of net charge-offs Noninterest income flat, excluding $243MM of 2009 net securities gains Noninterest expenses, low single-digit decrease Workforce reductions in 2009 will benefit 2010 Expect reduced pension, FDIC and ORE expenses Income tax expense to approximate 35% of pre-tax income less approximately $60 million in annual tax benefits This outlook is provided as of January 21, 2010 Expectations based on a modestly improving economic environment

Comerica: Poised for the Future Consistent strategy Based on relationship banking model Traditional Commercial Banking provides a natural entry point to cross-sell: Wealth Management services to business owners Retail products to their employees Net interest margin expected to benefit from continued loan spread expansion and asset sensitive balance sheet Controlled expenses should contribute to positive operating leverage Focused on credit management Solid capital position Investing to accelerate growth and balance Banking center expansion in high growth markets New and enhanced products and services Main Street Bank

Appendix

Financial Results $ in millions, except per share data 1 Estimated 2 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures $1,649 $1,050 $1,083 2.72% $1,567 ($0.77) ($117) $134 $17 FY09 $1,751 $893 $686 3.02% $1,815 $1.29 $196 $17 $213 FY08 12.21% 12.46%1 Tier 1 capital ratio ($15) ($62) Net income (loss) applicable to common stock $34 $33 Preferred stock dividends to U.S. Treasury $399 $424 Noninterest expenses 7.96% 7.99% Tangible common equity ratio2 $315 $214 Noninterest income $311 $257 Provision for loan losses 2.68% 2.94% Net interest margin $385 $396 Net interest income ($0.10) ($0.41) Diluted earnings (loss) per common share $19 ($29) Net income (loss) 3Q09 4Q09

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Realized gains of: $5MM in 4Q09 $102MM in 3Q09 $225MM in full-year 2009 Net unrealized pre-tax gain $33MM as of 12/31/09 Average life of 4.0 years Expect portfolio size to remain at year-end 2009 level (≈$6.5B) Repurchased customers’ Auction Rate Securities in 4Q08 Cumulative redemptions of $355MM (4Q09 $21MM) Cumulative gains on redemptions of $18MM (4Q09 $1MM) $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Average Auction Rate Securities Average Investment Securities Available-for-Sale

Diverse Loan Portfolio 1Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 4Q09: $42.8 billion Other Markets $3.5B 8% Int'l $1.7B 4% Florida $1.6B 4% Midwest $15.8B 37% Western $13.3B 31% Texas $6.9B 16% Global Corp Banking $5.2B 12% Commercial Real Estate $5.7B 13% Middle Market $13.2B 31% Nat'l Dealer Services $3.1B 7% Specialty Businesses 1 $5.1B 12% Personal Banking $2.0B 5% Small Business Banking $3.8B 9% Private Banking $4.7B 11%

Shared National Credit Relationships Outstandings declined $2.8B from 12/31/08 Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 16% Adhere to same credit underwriting standards as rest of loan book Credit challenges focused primarily on residential real estate development December 31, 2009: $9.1 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of December 31, 2009 Global Corp Banking $3.2B 35% Nat'l Dealer Services $0.3B 4% Energy $1.2B 13% Other $0.6B 7% Middle Market $2.1B 23% Commercial Real Estate $1.7B 18%

Loans By Geographic Market $46.2 1.9 3.9 1.7 7.4 14.3 $17.0 FY09 4.2 3.7 3.5 Other Markets 1.9 1.7 1.6 Florida 2.2 1.9 1.7 International $51.8 $44.8 $42.8 TOTAL 7.8 7.2 6.9 Texas 16.6 13.9 13.3 Western $19.1 $16.4 $15.8 Midwest FY08 3Q09 4Q09 Average loans in $billions; Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective

Loans by Line of Business $46.2 $4.8 4.8 $6.0 2.1 3.9 $35.4 5.5 3.5 6.0 6.1 $14.3 FY09 $51.8 $44.8 $42.8 TOTAL $4.5 $4.8 $4.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.5 4.8 4.7 Private Banking $6.3 $5.9 $5.8 SUBTOTAL – RETAIL BANK 2.1 2.0 2.0 Personal Banking 4.2 3.9 3.8 Small Business Banking $41.0 $34.1 $32.3 SUBTOTAL – BUSINESS BANK 6.5 5.3 5.1 Specialty Businesses1 4.9 3.1 3.1 National Dealer Services 6.4 5.8 5.2 Global Corporate Banking 6.6 6.0 5.7 Commercial Real Estate $16.6 $13.9 $13.2 Middle Market FY08 3Q09 4Q09 Average loans in $billions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, Mortgage Banker Finance, and TLS

Fourth Quarter 2009 Average Loans Detail $3.5 $0.0 0.0 $0.2 0.1 0.1 $3.3 0.8 0.2 0.6 0.6 $1.1 Other Markets $1.6 $0.6 0.6 $-- -- -- $1.0 0.0 0.2 0.1 0.5 $0.2 Florida $42.8 $1.7 $6.9 $13.3 $15.8 TOTAL $4.7 $-- $0.5 $1.7 $1.9 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.7 -- 0.5 1.7 1.9 Private Banking $5.8 $-- $1.1 $1.0 $3.5 SUBTOTAL – RETAIL BANK 2.0 -- 0.2 0.1 1.6 Personal Banking 3.8 -- 0.9 0.9 1.9 Small Business Banking $32.3 $1.7 $5.3 $10.6 $10.4 SUBTOTAL – BUSINESS BANK 5.1 -- 1.6 1.6 1.1 Specialty Businesses1 3.1 -- 0.2 2.0 0.5 National Dealer Services 5.2 1.7 0.3 0.9 1.6 Global Corporate Banking 5.7 -- 1.5 2.0 1.1 Commercial Real Estate $13.2 $0.0 $1.7 $4.1 $6.1 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing and TLS

Full Year 2009 Average Loans Detail $3.9 $0.0 0.0 $0.1 0.1 -- $3.8 0.9 0.2 0.7 0.8 $1.2 Other Markets $1.7 $0.6 0.6 $-- -- -- $1.1 0.0 0.3 0.1 0.5 $0.2 Florida $46.2 $1.9 $7.4 $14.3 $17.0 TOTAL $4.8 $-- $0.5 $1.7 $2.0 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.7 2.0 Private Banking $6.0 $-- $1.2 $1.0 $3.7 SUBTOTAL – RETAIL BANK 2.1 -- 0.2 0.1 1.7 Personal Banking 3.9 -- 1.0 0.9 2.0 Small Business Banking $35.4 $1.9 $5.7 $11.6 $11.3 SUBTOTAL – BUSINESS BANK 5.5 -- 1.9 1.7 1.0 Specialty Businesses1 3.5 -- 0.2 2.2 0.6 National Dealer Services 6.0 1.9 0.3 1.1 1.9 Global Corporate Banking 6.1 -- 1.5 2.2 1.1 Commercial Real Estate $14.3 $0.0 $1.8 $4.4 $6.7 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing and TLS

Key Credit Differentiators Did not loosen credit standards at peak of cycle Conservative exposure thresholds Long tenured relationships 86% of portfolio is secured1 Personal guarantees are customary for bulk of portfolio Proactive problem resolution and restructuring Quarterly Credit Quality Reviews Portfolio migration closely monitored Established Special Handling Group as a precursor to Special Asset Group Tightened lending standards: Energy Technology and Life Sciences Home equity Curtailed exposure to certain industry segments: Automotive supplier Commercial and Residential Construction SBA Franchise lending Comerica followed its credit policies... ...making enhancements to adapt to the changing economy 1At December 31, 2008

Average carrying value of 56% (44% write-down) reflects current appraisals Reserves taken in excess of charge offs to reflect slow recovery Included in nonperforming assets: $18MM in Reduced Rate loans $5MM in Troubled Debt Restructurings (TDRs) Foreclosed Property of $111MM Accruing TDRs total $11MM No nonaccrual loans Held-For-Sale Sold $10MM in nonperforming loans Nonaccrual Loans Carrying Value of Nonaccrual Loans as % of Contractual Value Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions As of 12/31/2009 72% 68% 66% 64% 61% 59% 56% 25% 40% 55% 70% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09

Net Loan Charge-offs by Market $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective $257 $225 26 4 13 85 $97 4Q09 70 95 Western $312 $248 45 23 11 $99 2Q09 $311 $239 11 9 22 $102 3Q09 Texas Midwest TOTAL Other Markets/ International Provision for loan losses Florida

3Q09: $239 million Net Loan Charge-offs by Line of Business 4Q09: $225 million 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, Mortgage Banker Finance and Financial Services Division Small Business Banking $25MM WIM $10MM CRE Line of Business $91MM Personal Banking $8MM Middle Market $64MM Global Corp Banking $23MM Specialty Businesses 1 $18MM Middle Market $76MM Global Corp Banking $27MM Specialty Businesses 1 $18MM Small Business Banking $22MM WIM $12MM Personal Banking $8MM CRE Line of Business $62MM

Net Charge-Offs as a Percentage of Average Loans 57% Loan Portfolio Percentage1 100% 12% 10% 21% Represents annualized quarterly figures CRE: Commercial Real Estate 1Loan percentage based on 4th quarter 2009 average balances Annualized Quarterly NCOs by Loan Type 4Q09 4Q09 4Q09 4Q09 4Q09 0% 2% 4% 6% 8% C&I Owner Occupied CRE CRE Line of Business Consumer Total Comerica

Commercial Real Estate Loan Portfolio 4Q09: $14.1 billion 4Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $647MM, a $47MM reduction from 3Q09 Loans over $2mm transferred to nonaccrual totaled $64MM, down from $211MM in 3Q09 Net loan charge-offs of $62MM, a $29MM reduction from 3Q09 Commercial Mortgages 1 $1.7B 12% Real Estate Construction 1 $3.2B 23% Primarily Owner- Occupied Commercial Mortgages $9.2B 65%

Commercial Real Estate Line of Business December 31, 2009 Loan Outstandings: $4.8 billion1 By Project Type By Location of Property Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix 1 Excludes $0.8B in Commercial Real Estate line of business loans not secured by real estate Multi-use $0.5B 10% Office $0.4B 9% Comml/Other $0.3B 7% Multi-family $1.2B 25% Retail $1.1B 22% Single Family $0.5B 11% Land Development $0.3B 7% Land Carry $0.5B 9% Other Markets $0.7B 14% Florida $0.6B 11% Western $1.8B 38% Michigan $0.6B 13% Texas $1.1B 24%

Real Estate Construction Loans 70 - - 46 23 1 Commercial 252 33 15 89 5 110 Office 242 12 24 36 34 136 Multi-use 774 152 143 258 6 215 Multi-family Other CRE: 305 26 14 102 31 132 Land Development 805 79 118 126 74 408 Total Residential 759 40 51 347 124 197 Retail 50 10 - 7 - 33 Other $2,988 $329 $351 $919 $281 $1,108 TOTAL Residential: 3 $53 Other Markets 36 - 10 15 8 Land Development $500 $104 $24 $43 $276 Single Family TOTAL Florida Texas Michigan Western December 31, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans 236 75 - 12 - 149 Multi-use 292 74 24 2 58 134 Retail 241 11 13 13 61 143 Land Carry Other CRE: 257 21 51 43 64 78 Total Residential $41 $2 $10 $13 $2 $14 Single Family Residential: 126 43 - 6 28 49 Commercial 194 5 11 24 57 97 Office 411 52 103 126 62 68 Multi-family 67 41 - 1 9 16 Other $322 19 Other Markets $1,824 $202 $227 $339 $734 TOTAL 216 41 30 62 64 Land Carry TOTAL Florida Texas Michigan Western December 31, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

 Smaller local developers 64 projects Reduced to $226MM at 12/31/09 from $932MM at 12/31/07 94% watch list1 Nonaccrual loans of $133MM Western Market CRE December 31, 2009: $1.8 billion December 31, 2009 balances in $billions RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Commercial Real Estate Line of Business National RRE Developers $0.3B Western Local RRE $0.2B Other CRE Businesses $1.3B

Consumer Loan Portfolio 9.9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $15MM 4Q09: $4.2 billion 4Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Residential Mortgages 1 $1.7B 40% Consumer Loans-Home Equity $1.8B 43% Consumer loans- Other 2 $0.7B 17%

Home Equity Portfolio 83% home equity lines and 17% home equity loans1 Avg. FICO score of 752 at origination1 86% have CLTV < 80%1 at origination Average loan vintage is 4.45 years1 Geographic Breakdown 4Q09 averages in $billions Geography based on office of origination 1Data on loans booked through our Consumer Loan Center which encompasses about 87% of our Home Equity Lines and Loans 4Q09: $1.8 billion Other Markets 1% Florida 2% Western 25% Texas 9% Midwest 63%

Automotive Manufacturer Portfolio 4Q09 3Q09 2Q09 1Q09 4Q08 $3.1 $22.0 $26.7 $3.4 $5.4 Net Charge-offs/(Recoveries)2 $0.9 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $0.7 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 16.5 12/05 12.0 12/06 32.6 12/07 32.8 12/08 27.9 Nonaccrual Loans3 12/09 Outstandings1 1Period-end in $billions 2$millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Fourth Quarter Commentary: Auto exposure continues to decline No direct exposure to GM or Chrysler Primary suppliers = Revenues > 50% derived from: GM: $146MM outstanding as of 12/31/09, down from $228MM at 2/28/09 Chrysler: $32MM outstanding as of 12/31/09, down from $82MM at 2/28/09 down 65%

Diversified National Dealer Services Geographic Dispersion Western 61% Midwest 17% Florida 8% Texas 7% Other 7% 4Q09 Average Loans Outstanding: $3.1 billion Franchise Distribution1 1 Franchise distribution based on December 31, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) Exposure to dealers that are being closed is relatively small Virtually -0- losses for many years Average loan outstandings down $1.4 billion or 32% from 4Q08 Detroit 3 nameplates down from 41% at 12/05 to 20% at 12/09 Toyota/ Lexus 23% Ford 10% GM 6% Chrysler 4% Mercedes 4% Nissan/ Infinity 6% Other 2 14% Other European 8% Other Asian 7% Honda/ Acura 18%

Core Deposits By Geographic Market $35.3 0.8 1.6 0.3 4.5 11.1 $17.0 FY09 1.4 1.7 1.7 Other Markets 0.3 0.3 0.3 Florida 0.5 0.8 0.9 International $34.4 $35.8 $36.7 TOTAL 4.0 4.6 4.7 Texas 11.9 11.2 11.9 Western $16.3 $17.2 $17.2 Midwest FY08 3Q09 4Q09 Average deposits in $billions; Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Excludes Foreign Office Time Deposits and Finance/Other with Inst. & Retail Brokered CDs: 4Q09 – $2.1B; 3Q09-$4.2B; FY09 - $4.8B; FY08 - $7.6B

Line of Business Deposits $40.0 4.6 $2.7 2.7 $17.4 13.5 3.9 $15.3 5.1 0.1 5.1 0.7 $4.3 FY09 $42.0 7.6 $2.4 2.4 $17.0 13.1 3.9 $15.0 6.1 0.1 3.8 0.7 $4.3 FY08 4.0 2.0 Finance/Other2 $40.0 $38.8 TOTAL $2.7 $2.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.7 2.8 Private Banking $17.6 $17.0 SUBTOTAL – RETAIL BANK 13.7 13.0 Personal Banking 3.9 4.0 Small Business Banking $15.7 $17.0 SUBTOTAL – BUSINESS BANK 5.0 5.4 Specialty Businesses1 0.2 0.2 National Dealer Services 5.4 5.8 Global Corporate Banking 0.6 0.8 Commercial Real Estate $4.5 $4.8 Middle Market 3Q09 4Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 4Q09 - $1.5B; 3Q09 - $3.6B; FY09 - $4.1B; FY08 - $6.7B

Fourth Quarter 2009 Average Deposits Detail $1.7 -- $0.0 0.0 $0.0 0.0 -- $1.7 0.8 0.0 0.7 0.1 $0.1 Other Markets $0.9 -- $-- -- $-- -- -- $0.9 -- -- 0.9 -- $-- International 2.0 -- -- -- 2.0 Finance/Other2 $38.8 $0.3 $4.7 $12.0 $19.2 TOTAL $2.8 $0.2 $0.2 $1.7 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.8 0.2 0.2 1.7 0.7 Private Banking $17.0 $-- $2.8 $2.1 $12.1 SUBTOTAL – RETAIL BANK 13.0 -- 1.7 1.1 10.2 Personal Banking 4.0 -- 1.1 1.0 1.9 Small Business Banking $17.0 $0.1 $1.7 $8.2 $4.4 SUBTOTAL – BUSINESS BANK 5.4 0.1 0.4 4.0 0.1 Specialty Businesses1 0.2 0.0 0.0 0.1 0.1 National Dealer Services 5.8 0.0 0.7 0.4 3.1 Global Corporate Banking 0.8 0.0 0.1 0.4 0.2 Commercial Real Estate $4.8 $0.0 $0.5 $3.3 $0.9 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing and TLS

2 Finance/Other includes $1.5B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Full Year 2009 Average Deposits Detail $1.7 -- $0.1 0.1 $0.0 0.0 -- $1.6 0.8 -- 0.6 0.1 $0.1 Other Markets $0.8 -- $-- -- $-- -- -- $0.8 -- -- 0.8 -- $-- International 4.6 -- -- -- 4.6 Finance/Other2 $40.0 $0.3 $4.5 $11.0 $21.7 TOTAL $2.7 $0.2 $0.2 $1.5 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.7 0.2 0.2 1.5 0.7 Private Banking $17.4 $-- $2.8 $2.1 $12.5 SUBTOTAL – RETAIL BANK 13.5 -- 1.8 1.1 10.6 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $15.3 $0.1 $1.5 $7.4 $3.9 SUBTOTAL – BUSINESS BANK 5.1 0.1 0.4 3.7 0.1 Specialty Businesses1 0.1 0.0 0.0 0.1 0.0 National Dealer Services 5.1 0.0 0.6 0.5 2.6 Global Corporate Banking 0.7 0.0 0.1 0.3 0.2 Commercial Real Estate $4.3 $0.0 $0.4 $2.8 $1.0 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing and TLS 2 Finance/Other includes $4.1B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Financial Services Division Data 0.54% 1.65% $2 $0.2 $1.8 0.5 $1.3 FY09 1.99% 0.47% 0.30% FSD Interest-bearing Deposits 1.40% 1.94% 0.98% FSD Loans (Primarily Low-rate) Average Rates $10 $1 $1 Customer Services Noninterest Expenses $0.5 $0.2 $0.2 Total Loans $2.6 $1.6 $1.6 Total Deposits 1.0 0.4 0.3 Interest-bearing $1.6 $1.2 $1.3 Noninterest-bearing Average Balance Sheet FY08 3Q09 4Q09 Balance Sheet data in $billions; Noninterest Expense data in $millions

December 2003 360 Banking Centers December 2009 447 Banking Centers Banking Center Network MI 233 TX 90 CA 98 FL 10 AZ 16 MI 261 TX 50 CA 42 FL 6 AZ 1

447 233 10 90 16 98 12/31/09 Network 13 0 1 5 1 6 New Planned for 2010 10 0 0 4 4 2 2009 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 2006 2005 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Network New Banking Centers

BBB BBB+ BBB A- A- A- BBB+ A- A+ A A+ AA- Fitch A (low) BBB Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB (low) BBB- B2 Zions Bancorporation BBB (high) BBB- Baa1 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A (high) A PNC A (low) A- M&T Bank A A- Comerica AA (low) A BB&T A BBB Fifth Third A BBB+ SunTrust A (low) BBB+ KeyCorp AA DBRS S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 12/31/09 Source: SNL Financial Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Total Regulatory Capital [2]	$10,468	$10,638	$10,724	$10,773	$10,774
Tier 1 capital[1,2]	$7,704	$7,735	$7,774	$7,760	$7,805
Less: Fixed rate cumulative perpetual preferred stock	2,151	2,145	2,140	2,134	2,129
Less: Trust preferred securities	495	495	495	495	495
Tier 1 common capital[2]	5,058	5,095	5,139	5,131	5,181
Risk-weighted assets[1,2]	61,842	63,355	67,124	70,135	73,207
Tier 1 common capital ratio [2]	***8.18%***	***8.04%***	***7.66%***	***7.32%***	***7.08%***
Total shareholders' equity	$7,029	$7,035	$7,093	$7,183	$7,152
Less: Fixed rate cumulative perpetual preferred stock	2,151	2,145	2,140	2,134	2,129
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	8	8	10	11	12
Tangible common equity	$4,720	$4,732	$4,793	$4,888	$4,861
Total assets	$59,263	$59,590	$63,630	$67,370	$67,548
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	8	8	10	11	12
Tangible assets	$59,105	$59,432	$63,470	$67,209	$67,386
Tangible common equity ratio	***7.99%***	***7.96%***	***7.55%***	***7.27%***	***7.21%***

55

The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 capital and risk-weighted assets as defined by regulation

[2] December 31, 2009 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated

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